                                                                     Exhibit 4.1

            WAIVER AND FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

     This Waiver and First Amendment to Term Credit Loan Agreement (this "Amendment") is made as of this 10th day of March, 2006 by and among and Developers Diversified Realty Corporation, a corporation organized under the laws of the State of Ohio (the "Borrower"), JPMorgan Chase Bank, N.A., successor by merger to Bank One, N.A., not individually, but as "Administrative Agent", and the several banks, financial institutions and other entities from time to time parties to the Loan Agreement referred to below (the "Lenders").

                                    RECITALS

     A. Borrower, Administrative Agent, and the Lenders are parties to a Term Loan Credit Agreement dated as of May 20, 2004 (the "Loan Agreement"). All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings described as such terms in the Loan Agreement.

     B. Borrower, Administrative Agent and certain lenders are parties to a Sixth Amended and Restated Credit Agreement dated as of March 30, 2005, as amended (the "Revolving Credit Agreement").

     C. The parties intended for the covenants in the Loan Agreement to be consistent with those contained in the Revolving Credit Agreement and accordingly have agreed to amend the Loan Agreement as provided herein to reflect the understanding of the parties.

     NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   AMENDMENTS

     1. The foregoing recitals to this Amendment are incorporated into and made part of this Amendment.

     2. The following definitions in Article 1 of the Loan Agreement are hereby amended, restated or added as follows:

          (a) The definition of "Acceptable Jurisdiction" is hereby added to the Loan Agreement as follows:

     "Acceptable Jurisdiction" means a place (in addition to the United States and Puerto Rico) where Unencumbered Assets can be located, which shall be subject to the approval of the Administrative Agent, based on satisfactory advice received by it from local counsel in such jurisdiction with respect to the procedure for enforcement of a U.S. judgment in such jurisdiction, and the collection of such judgment from assets located there.

          (b) The definition of "Acquisition Asset" is hereby restated to read as follows:

     "Acquisition Asset" means an asset which has not been owned for at least a period of eighteen months.

          (c) The definition of "Consolidated Capitalization Value" is hereby amended by deleting the reference to 0.090 and inserting 0.0825 in lieu thereof.

          (d) The definition of "Equity Value" is hereby amended and restated to read as follows:

     "Equity Value" means, with respect to a Subsidiary owned and in operation for a period of two or more consecutive full fiscal quarters after the Agreement Execution Date, by the Borrower or one of its other Subsidiaries, an amount equal to (A) the product of (i) the sum of net income (or loss) for the most recent two consecutive fiscal quarters without giving effect to depreciation and amortization, gains or losses from extraordinary items, gains or losses on sales of real estate, and gains or losses on investments in marketable securities for such period, plus the amount of interest expense for such period on the aggregate principal amount of the Indebtedness of such Subsidiary, multiplied by
(ii) two, divided by (B) 0.0825, and then minus (C) Indebtedness of the Subsidiary as of the date of determination. For any Subsidiary not owned and in operation for two fiscal quarters, until it or its Properties have been owned and operated by the Borrower or one of its other Subsidiaries for two or more consecutive full fiscal quarters, "Equity Value" shall mean the Borrower's estimated annual Net Operating Income for the Projects owned by such Subsidiary based on leases in existence at the date such Subsidiary is formed or purchased divided by 0.0825, and then minus the Indebtedness of such Subsidiary as of the date of determination.

          (e) The definition of "Excluded Subsidiary" is hereby added to the Loan Agreement as follows:

     "Excluded Subsidiary" means Sun Center Limited, so long as such Subsidiary is owned in part by unaffiliated third parties whose consent would be required for such Subsidiary to become a Subsidiary Guarantor, and no Project owned by such Excluded Subsidiary is included as an Unencumbered Asset.

          (f) The definition of "Portfolio Acquisition" is hereby added to the Loan Agreement as follows:

     "Portfolio Acquisition" means an acquisition by Borrower and/or a Subsidiary of Projects with an aggregate purchase price in excess of $250,000,000 in a single transaction or series of related transactions.

          (g) The definition of "Restricted Payment" is hereby added to the Loan Agreement and to read as follows:

     "Restricted Payment" means any dividend or other distribution (whether in cash, securities or other property) with respect to any Capital Stock in the Borrower or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Capital Stock in the Borrower or any option, warrant or other right to acquire any such Capital Stock in the Borrower, or any transaction that has a substantially similar effect.

          (h) The definition of "Unencumbered Asset" is hereby restated as follows:

     "Unencumbered Asset" means, any Project located in the United States, Puerto Rico or an Acceptable Jurisdiction 100% of which is owned in fee simple or ground leased by the Borrower or a Subsidiary Guarantor (provided that a Project which is ground leased shall be included as an Unencumbered Asset only if such ground lease is a Financeable Ground Lease) which, as of any date of determination, (a) is not subject to any Liens or claims (including restrictions on transferability or assignability) of any kind (including any such Lien, claim or restriction imposed by the organizational documents of any Subsidiary Guarantor) other than (i) Permitted Liens set forth in Sections 6.16(i) through 6.16(iv)), and (ii) restrictions on transferability in the case of a Qualifying Jointly-Owned Subsidiary, (b) is not subject to any agreement (including (i) any agreement governing Indebtedness and (ii) if applicable, the organizational documents of any Subsidiary Guarantor) which prohibits or limits the ability of the Borrower or any Subsidiary Guarantor to create, incur, assume or suffer to exist any Lien upon any assets or Capital Stock of the Borrower or any Subsidiary Guarantor, including, without limitation, any negative pledge or similar covenant or restriction, except as permitted under Section 19 of the Subsidiary Guaranty, (c) is not subject to any agreement (including any agreement governing Indebtedness incurred in order to finance or refinance the acquisition of such asset) which entitles any Person to the benefit of any Lien (other than Permitted Liens set forth in Sections 6.16(i) through 6.16(iv)) on any assets or Capital Stock of the Borrower or any Subsidiary Guarantor, except as permitted under Section 19 of the Subsidiary Guaranty, or would entitle any Person to the benefit of any Lien (other than Permitted Liens set forth in Sections 6.16(i) through 6.16(iv)) on such assets or Capital Stock upon the occurrence of any contingency (including, without limitation, pursuant to an "equal and ratable" clause), and (d) either has been improved with an income-producing building or buildings which are substantially completed and occupied or is a Pre-Leased Project Under Construction.

          (i) The definition of "Value of Unencumbered Assets" is hereby restated as follows:

     "Value of Unencumbered Assets" means, as of any date, the sum of (A) the amount determined by dividing the Net Operating Income for each Project which is an Unencumbered Asset (excluding the Net Operating Income for any Acquisition Asset which is an Unencumbered Asset) as of such date for a calculation period which shall be either the immediately preceding two (2) full fiscal quarters or, if so requested by Borrower or the Administrative Agent, the one (1) immediately preceding full fiscal quarter and the then current partial quarter (in all cases as annualized) by 0.0825 (provided that not more than 15% of the Value of Unencumbered Assets with respect to Projects shall be attributable to Unencumbered Assets which are ground leased and not more than 15% of the Value of Unencumbered Assets shall be attributable to Unencumbered Assets not located in the United States or Puerto Rico) plus (B) for each Pre-Leased Project Under Construction, 100% of the then-current book value, as determined in accordance with GAAP, of such Pre-Leased Project Under Construction, provided that the aggregate amount added to value under this clause (B) shall not exceed ten percent (10%) of the total Value of Unencumbered Assets, plus (C) cash from like-kind exchanges on deposit with a qualified intermediary (provided that not more than 5% of the Value of Unencumbered Assets shall be attributable to the proceeds of this clause). If a Project is no longer owned as of the date of determination, then no value shall be included from such Project, except for purposes of such financial covenant comparing the Net Operating Income from

Unencumbered Assets to Consolidated Interest Expense under this Agreement. Notwithstanding the foregoing and with respect to any Acquisition Asset which is an Unencumbered Asset, each such Acquisition Asset shall be valued at the lower of its acquisition cost or market value, as determined in accordance with GAAP.

     3. Sub-sections 6.1(i), (ii) and (iii) of the Loan Agreement are hereby restated as follows, sub-section 6.1(iv) is hereby deleted in its entirety and the other sub sections of Section 6.1 are renumbered appropriately:

     (i) As soon as available, but in any event not later than 45 days after the close of each fiscal quarter, for the Borrower and its Subsidiaries, a copy of Borrower's Financial Statements in the form filed under 10-Q which shall include an unaudited consolidated balance sheet as of the close of each such period and the related unaudited consolidated statements of income and retained earnings and of cash flows of the Borrower and its Subsidiaries for such period and the portion of the fiscal year through the end of such period, setting forth in each case in comparative form the figures for the previous year, all certified by the Borrower's chief financial officer or chief accounting officer;

     (ii) As soon as available, but in any event not later than 45 days after the close of each fiscal quarter, for the Borrower and its Subsidiaries, a copy of the Borrower's Quarterly Financial Supplement and other schedules as may be required containing the following reports in form and substance reasonably satisfactory to the Lenders, all certified by the entity's chief financial officer or chief accounting officer: a statement of Funds From Operations, a statement detailing Consolidated Outstanding Indebtedness, Consolidated Secured Indebtedness, Consolidated Unsecured Indebtedness, Consolidated Cash Flow and an Asset Schedule listing all assets and their net operating income with a breakdown between Unencumbered Assets and other assets, and newly acquired Projects, Borrower will provide such other information as may be reasonably requested;

     (iii) As soon as available, but in any event not later than 90 days after the close of each fiscal year, for the Borrower and its Subsidiaries, audited financial statements in the form filed as 10-K, including a consolidated balance sheet as at the end of such year and the related consolidated statements of income and retained earnings and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, prepared by PricewaterhouseCoopers (or other independent certified public accountants of nationally recognized standing reasonably acceptable to Administrative Agent);

     4. Section 6.11 of the Loan Agreement is hereby restated as follows:

     6.11 Restricted Payments Except as otherwise set forth in this Agreement, the Borrower will not, and will not permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except (a) the Borrower may declare and pay dividends with respect to its Capital Stock payable solely in additional shares of its common stock, (b) Subsidiaries may declare and pay dividends ratably with respect to their Capital Stock, (c) the Borrower may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Borrower and its Subsidiaries, and (d) the Borrower may make Restricted Payments if there is no then existing Default or

Unmatured Default hereunder (after notice thereof to Borrower) and either (i) Restricted Payments paid on account of any fiscal quarter, in the aggregate, would not exceed 95% of Funds From Operations for such fiscal quarter, or (ii) Restricted Payments paid on account of any fiscal year, in the aggregate, would not exceed 90% of Funds From Operations for such fiscal year. Notwithstanding the foregoing, the Borrower shall be permitted at all times to distribute whatever amount of dividends is necessary to maintain its tax status as a real estate investment trust.

     5. Section 6.13 of the Loan Agreement is hereby restated as follows:

     6.13 Delivery of Subsidiary Guaranties. All Subsidiaries of the Borrower which own a Project except for Excluded Subsidiaries and except for a Subsidiary which owns a Project encumbered by first mortgage financing which is prohibited from issuing guaranties by either the terms of the first mortgage loan documents or the terms of other financing secured by a pledge of the direct or indirect interest in the Capital Stock in such Subsidiary shall be required to be a Subsidiary Guarantor. Borrower shall cause each of its existing Subsidiaries which are required to be Subsidiary Guarantors to execute and deliver to the Agent the Subsidiary Guaranty. At Borrower's election, additional Subsidiaries may execute the Subsidiary Guaranty but notwithstanding the foregoing, those Subsidiaries that have executed the Subsidiary Guaranty but that are not obligated to be a Subsidiary Guarantor pursuant to the terms of this Section
6.13 shall not be bound by the terms of the Subsidiary Guaranty and shall have no liability thereunder. Upon request from Borrower, and delivery of satisfactory evidence that a particular Subsidiary is not required to be a Subsidiary Guarantor, Administrative Agent shall acknowledge in writing that such Subsidiary is not a Subsidiary Guarantor even though it may have executed the Subsidiary Guaranty. From and after the date hereof, any Subsidiary (whether or not currently existing) which is required to be a Subsidiary Guarantor will automatically be deemed to be a Subsidiary Guarantor without any further action on its part. To confirm that it has become a Subsidiary Guarantor, Borrower agrees that not less than once every twelve months and within thirty (30) days following the closing of a Portfolio Acquisition (or final closing if the closing occurs in phases) it will cause each such Subsidiary to execute a Joinder to the Subsidiary Guaranty in the form attached as Exhibit A to the Subsidiary Guaranty if it has not already executed the Subsidiary Guaranty or a Joinder, however the failure to execute such Joinder shall not impair the obligations of such Subsidiary under the Subsidiary Guaranty. Upon request of Administrative Agent Borrower shall deliver to Administrative Agent a list of all Projects and which entity owns such Project. Notwithstanding the foregoing, in no event shall any asset owned by a Subsidiary be included as an Unencumbered Asset unless such Subsidiary has executed the Subsidiary Guaranty or a Joinder thereto.

     6. Section 6.20 of the Loan Agreement is hereby restated as follows:

     6.20 Consolidated Net Worth. The Borrower shall maintain a Consolidated Net Worth of not less than the sum of (i) $2,500,000,000.00 plus (ii) seventy-five percent (75%) of the aggregate proceeds received by the Borrower (net of customary related fees and expenses) in connection with any offering of stock, including, without limitation, perpetual preferred stock and all other preferred stock, in the Borrower after December 31, 2004 and on or prior to the date such determination of Consolidated Net Worth is made provided that no proceeds shall be deemed received to the extent that such offering involves only the replacement or reissuance of common or preferred stock.

     7. Section 6.21(iii) is hereby deleted from the Loan Agreement and the other sub-sections renumbered appropriately.

     8. Section 6.22(d) is hereby by amended to (a) delete the clause "which investigation shall at a minimum comply with the specifications and procedures attached hereto as Exhibit G" and insert in lieu thereof the clause "consistent with standards used by institutional purchasers of similar properties" and (b) delete the clause "and to assure compliance with the specifications and procedures."

     9. Sections 6.23(f) and (g) are hereby restated as follows:

     (f) The Consolidated Group's aggregate Investment in Properties not located in the United States or Puerto Rico shall not at any time exceed twenty-five percent (25%) of Consolidated Capitalization Value.

     (g) The Consolidated Group's aggregate Investment in Developable Land, Passive Non-Real Estate Investments, First Mortgage Receivables, Assets Under Development, and Properties not located in the United States or Puerto Rico shall not at any time exceed thirty percent (30%) of Consolidated Capitalization Value.

     10. Section 7.6 is hereby amended to delete the references to "$10,000,000" and insert in lieu thereof of "$25,000,000" and to delete the references to "$40,000,000" and insert in lieu thereof "$50,000,000."

     11. Section 7.7 of the Loan Agreement is hereby amended to delete the reference to "$10,000,000" and insert in lieu thereof "$20,000,000."

     12. Section 7.8 is hereby amended to delete the reference to "$10,000,000" and insert in lieu thereof "$20,000,000."

     13. Section 7.9 is hereby amended to delete the reference to "$10,000,000" and insert in lieu thereof "$20,000,000."

     14. Exhibit F of the Loan Agreement, the form of Subsidiary Guaranty, is hereby amended and restated in its entirety by the attached Exhibit F. Borrower shall cause the Subsidiary Guarantors to execute and deliver such Subsidiary Guaranty as a requirement for the effectiveness of this Amendment.

     15. Exhibit G of the Loan Agreement is hereby deleted in its entirety.

     16. As of the Effective Date (as defined in Section 21), the Lenders hereby waive violation, if any, of the covenants of the Loan Agreement that are amended herein for periods prior to the Effective Date to the extent that Borrower would have been in compliance with all of such covenants during such periods had the amendments contained herein been in effect. The waivers granted herein are limited to the express circumstances described herein and shall not be construed to constitute (i) a waiver of any other event, circumstance or condition or of any other right or remedy available to the Administrative Agent or any Lender pursuant to the Loan Agreement, or (ii) a consent to any departure by the Borrower or any Subsidiary from any other term or requirement under the Loan Agreement.

     17. The parties hereto intend for the covenants contained in the Loan Agreement to be consistent with the covenants contained in the Revolving Credit Agreement, as such agreement may be amended or restated from time to time. Accordingly, the parties agree that if the Revolving Credit Agreement is amended or restated to modify covenants that are also contained in the Loan Agreement, then the covenants in the Loan Agreement shall be amended automatically to conform to such revised covenants. If the Revolving Credit Agreement is terminated and replaced by a new revolving credit facility and if each of the Lenders is a lender under such new revolving credit facility, then the covenants contained herein shall be deemed to be modified to conform to the covenants contained in such new revolving credit facility. Otherwise, the covenants contained in the Loan Agreement at the time of the termination of the Revolving Credit Agreement shall remain in effect unless the Loan Agreement is amended pursuant to the procedures set forth therein.

     18. Borrower hereby represents and warrants that:

          (a) no Default or Unmatured Default exists under the Loan Documents, as amended;

          (b) the Loan Documents are in full force and effect and Borrower has no defenses or offsets to, or claims or counterclaims relating to, its obligations under the Loan Documents;

          (c) there has been no material adverse change in the financial condition of Borrower as shown in its December 31, 2005 financial statements;

          (d) Borrower has full corporate power and authority to execute this Amendment and no consents are required for such execution other than any consents which have already been obtained; and

          (e) all representations and warranties contained in Article 5 of the Loan Agreement are true and correct as of the date hereof and all references therein to "the date of this Agreement" shall refer to "the date of this Amendment."

     19. Except as specifically modified hereby, the Loan Agreement is and remains unmodified and in full force and effect and is hereby ratified and confirmed. All references in the Loan Documents to the "Loan Agreement" or the "Subsidiary Guaranty" henceforth shall be deemed to refer to the Loan Agreement and the Subsidiary Guaranty as amended by this Amendment.

     20. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be construed in accordance with the internal laws (and not the law of conflicts) of the State of Illinois, but giving effect to federal laws applicable to national banks.

     21. This Amendment shall become effective (the "Effective Date") when (i) it has been executed by Borrower, Administrative Agent, and the Required Lenders; and (ii) Borrower has delivered a fully executed Subsidiary Guaranty in the form attached hereto.

     22. Once Administrative Agent receives a fully executed Subsidiary Guaranty in the form attached hereto, it will return to Borrower the Subsidiary Guaranty that Administrative Agent received in connection with the Loan Agreement on the Agreement Execution Date.

          IN WITNESS WHEREOF, the Borrower, the Required Lenders and the Administrative Agent have executed this Amendment as of the date first above written.

                                        DEVELOPERS DIVERSIFIED REALTY
                                        CORPORATION


                                        By: /s/ WILLIAM H. SCHAFER
                                            ---------------------------------
                                        Print Name: WILLIAM H. SCHAFER
                                        Title: EXECUTIVE VICE PRESIDENT & CFO

                                        JPMORGAN CHASE BANK, N.A.,
                                        Individually and as Administrative Agent


                                        By: /s/ KIMBERLY L. TURNER
                                            ------------------------------------
                                        Print Name: KIMBERLY L. TURNER
                                        Title: VICE PRESIDENT

                                        WELLS FARGO BANK, N.A.,
                                        Real Estate Finance Group,
                                        Individually and as Syndication Agent


                                        By: /s/ SCOTT S. SOLIS
                                            ------------------------------------
                                        Print Name: SCOTT S. SOLIS
                                        Title: VICE PRESIDENT

                                        WACHOVIA BANK, NA,
                                        Individually and as Documentation Agent


                                        By: /s/ RANDY MATTHEWS
                                            ------------------------------------
                                        Print Name: RANDY MATTHEWS
                                        Title: DIRECTOR

                                        EUROHYPO AG, NEW YORK BRANCH,


                                        By: /s/ DAVID SARNER
                                            ------------------------------------
                                        Print Name: DAVID SARNER
                                        Title: DIRECTOR


                                        By: /s/ ALICE HA
                                            ------------------------------------
                                        Print Name: ALICE HA
                                        Title: ASSOCIATE

                                        SUNTRUST BANK


                                        By: /s/ NANCY B. RICHARDS
                                            ------------------------------------
                                        Print Name: NANCY B. RICHARDS
                                        Title: SENIOR VICE PRESIDENT

                                        ALLIED IRISH BANKS, P.L.C.
                                        New York Branch


                                        By:
                                            ------------------------------------
                                        Print Name:
                                                    ----------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Print Name:
                                                    ----------------------------
                                        Title:
                                               ---------------------------------

                                        LASALLE BANK NATIONAL ASSOCIATION


                                        By: /s/ ROBERT E. GOECKEL
                                            ------------------------------------
                                        Print Name: ROBERT E. GOECKEL
                                        Title: VICE PRESIDENT

                                        PNC BANK, NATIONAL ASSOCIATION


                                        By: /s/ MICHAEL E. SMITH
                                            ------------------------------------
                                        Print Name: MICHAEL E. SMITH
                                        Title: SENIOR VICE PRESIDENT

                                        CITIZENS BANK OF RHODE ISLAND


                                        By: /s/ CRAIG E. SCHERMERHORN
                                            ------------------------------------
                                        Print Name: Craig E. Schermerhorn
                                        Title: VICE PRESIDENT

                                    EXHIBIT F

                               SUBSIDIARY GUARANTY

     This Guaranty is made as of _________, 2006 by the parties identified in the signature pages thereto, and any Joinder to Guaranty hereafter delivered, together with any additional Subsidiaries that are deemed to be parties to this Subsidiary Guaranty pursuant to Section 6.13 of the Loan Agreement described below (collectively, the "Subsidiary Guarantors"), to and for the benefit of JPMorgan Chase Bank, N.A., individually ("JPMorgan Chase Bank") and as administrative agent ("Administrative Agent") for itself and the lenders under the Loan Agreement (as defined below) and their respective successors and assigns (collectively, the "Lenders").

                                    RECITALS

     A. The Lenders have made a term loan in the amount of $200,000,000 (the "Loan") to Developers Diversified Realty Corporation ("Borrower") pursuant to the terms and conditions set forth in a Term Loan Credit Agreement dated May 20, 2004, as amended between Borrower, JPMorgan Chase Bank, N.A., individually, and as Administrative Agent, and the Lenders named therein (as amended, modified or restated from time to time, the "Loan Agreement"). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Loan Agreement.

     B. Borrower has executed and delivered or will execute and deliver to the Lenders promissory notes as evidence of Borrower's indebtedness to each such Lender with respect to the Loan (the promissory notes described above from Borrower, together with any amendments or allonges thereto, or restatements, replacements or renewals thereof, and/or new promissory notes under the Loan Agreement, are collectively referred to herein as the "Notes").

     C. Subsidiary Guarantors are subsidiaries of Borrower. Subsidiary Guarantors acknowledge that the extension of credit by the Administrative Agent and the Lenders to Borrower pursuant to the Loan Agreement will benefit Subsidiary Guarantors by making funds available to Subsidiary Guarantors through Borrower and by enhancing the financial strength of the consolidated group of which Subsidiary Guarantors and Borrower are members. This Subsidiary Guaranty amends and restates the terms of the Subsidiary Guaranty dated May 20, 2004, delivered at the time the Loan was made.

                                   AGREEMENTS

     NOW, THEREFORE, Subsidiary Guarantors, in consideration of the matters described in the foregoing Recitals, which Recitals are incorporated herein and made a part hereof, and for other good and valuable consideration, hereby agree as follows:

     1. Subsidiary Guarantors absolutely, unconditionally, and irrevocably guaranty to each of the Lenders:

          (a) the full and prompt payment of the principal of and interest on the Notes when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, and the prompt payment of all sums which may now be or may hereafter become due and owing under the Notes, the Loan Agreement, and the other Loan Documents;

          (b) the payment of all Enforcement Costs (as hereinafter defined in Paragraph 7 hereof); and

          (c) the full, complete, and punctual observance, performance, and satisfaction of all of the obligations, duties, covenants, and agreements of Borrower under the Loan Agreement and the Loan Documents.

All amounts due, debts, liabilities, and payment obligations described in subparagraphs (a) and (b) of this Paragraph 1 are referred to herein as the "Facility Indebtedness." All obligations described in subparagraph (c) of this Paragraph 1 are referred to herein as the "Obligations." Subsidiary Guarantors and Lenders agree that Subsidiary Guarantors' obligations hereunder shall not exceed the greater of: (i) the aggregate amount of all monies received, directly or indirectly, by Subsidiary Guarantors from Borrower after the date hereof (whether by loan, capital infusion or other means), or (ii) the maximum amount of the Facility Indebtedness not subject to avoidance under Title 11 of the United States Code, as same may be amended from time to time, or any applicable state law (the "Bankruptcy Code"). To that end, to the extent such obligations would otherwise be subject to avoidance under the Bankruptcy Code if Subsidiary Guarantors are not deemed to have received valuable consideration, fair value or reasonably equivalent value for its obligations hereunder, each Subsidiary Guarantor's obligations hereunder shall be reduced to that amount which, after giving effect thereto, would not render such Subsidiary Guarantor insolvent, or leave such Subsidiary Guarantor with an unreasonably small capital to conduct its business, or cause such Subsidiary Guarantor to have incurred debts (or intended to have incurred debts) beyond its ability to pay such debts as they mature, as such terms are determined, and at the time such obligations are deemed to have been incurred, under the Bankruptcy Code. In the event a Subsidiary Guarantor shall make any payment or payments under this Guaranty each other guarantor of the Facility Indebtedness shall contribute to such Subsidiary Guarantor an amount equal to such non-paying Subsidiary Guarantor's pro rata share (based on their respective maximum liabilities hereunder and under such other guaranty) of such payment or payments made by such Subsidiary Guarantor, provided that such contribution right shall be subordinate and junior in right of payment in full of all the Facility Indebtedness to Lenders.

     2. In the event of any default by Borrower in making payment of the Facility Indebtedness, or in performance of the Obligations, as aforesaid, in each case beyond the expiration of any applicable grace period, Subsidiary Guarantors agree, on demand by the Administrative Agent or the holder of a Note, to pay all the Facility Indebtedness and to perform all the Obligations as are then or thereafter become due and owing or are to be performed under the terms of the Notes, the Loan Agreement, and the other Loan Documents.

     3. Subsidiary Guarantors do hereby waive (i) notice of acceptance of this Guaranty by the Administrative Agent and the Lenders and any and all notices and demands of every kind which may be required to be given by any statute, rule or law, (ii) any defense, right of set-off or other claim which Subsidiary Guarantors may have against Borrower or which Subsidiary Guarantors or Borrower may have against the Administrative Agent or the Lenders or the holder of a Note, (iii) presentment for payment, demand for payment (other than as provided for in Paragraph 2 above), notice of nonpayment (other than as provided for in Paragraph 2 above) or dishonor, protest and notice of protest, diligence in collection and any and all formalities which otherwise might be legally required to charge Subsidiary Guarantors with liability, (iv) any failure by the Administrative Agent and the Lenders to inform Subsidiary Guarantors of any facts the Administrative Agent and the Lenders may now or hereafter know about Borrower, the Facility, or the transactions contemplated by the Loan Agreement, it being understood and agreed that the Administrative Agent and the Lenders have no duty so to inform and that Subsidiary Guarantors are fully responsible for being and remaining informed by Borrower of all circumstances bearing on the existence or creation, or the risk of nonpayment of the Facility Indebtedness or the risk of nonperformance of the Obligations, and (v) any and all right to cause a marshalling of assets of Borrower or any other action by any court or governmental body with respect thereto, or to cause the Administrative Agent and the Lenders to proceed against any other security given to a Lender in connection with the Facility Indebtedness or the Obligations. Credit may be granted or continued from time to time by the Lenders to Borrower without notice to or authorization from Subsidiary Guarantors, regardless of the financial or other condition of Borrower at the time of any such grant or continuation. The Administrative Agent and the Lenders shall have no obligation to disclose or discuss with Subsidiary Guarantors the Lenders' assessment of the financial condition of Borrower. Subsidiary Guarantors acknowledge that no representations of any kind whatsoever have been made by the Administrative Agent and the Lenders to Subsidiary Guarantors. No modification or waiver of any of the provisions of this Guaranty shall be binding upon the Administrative Agent and the Lenders except as expressly set forth in a writing duly signed and delivered on behalf of the Administrative Agent and the Lenders. Subsidiary Guarantors further agree that any exculpatory language contained in the Loan Agreement, the Notes, and the other Loan Documents shall in no event apply to this Guaranty, and will not prevent the Administrative Agent and the Lenders from proceeding against Subsidiary Guarantors to enforce this Guaranty.

     4. Subsidiary Guarantors further agree that Subsidiary Guarantors' liability as guarantor shall in no way be impaired by any renewals or extensions which may be made from time to time, with or without the knowledge or consent of Subsidiary Guarantors of the time for payment of interest or principal under a Note or by any forbearance or delay in collecting interest or principal under a Note, or by any waiver by the Administrative Agent and the Lenders under the Loan Agreement, or any other Loan Documents, or by the Administrative Agent or the Lenders' failure or election not to pursue any other remedies they may have against Borrower, or by any change or modification in a Note, the Loan Agreement, or any other Loan Documents, or by the acceptance by the Administrative Agent or the Lenders of any security or any increase, substitution or change therein, or by the release by the Administrative Agent and the Lenders of any security or any withdrawal thereof or decrease therein, or by the application of payments received from any source to the payment of any obligation other than the Facility Indebtedness, even though a Lender might lawfully have elected to apply such payments to any part or all of the Facility Indebtedness, it being the intent hereof that Subsidiary Guarantors shall remain liable as principal for payment of the Facility Indebtedness and performance of the Obligations until all indebtedness has been paid in full and the other terms, covenants and conditions of the Loan Agreement, and other Loan Documents and this Guaranty have been performed, notwithstanding any act or thing which might otherwise operate as a legal or equitable discharge of a surety. Subsidiary Guarantors further understand and agree that the Administrative Agent and the Lenders may at any time enter into agreements with Borrower to amend and modify a Note, the Loan Agreement or any of the other Loan Documents, or any thereof, and may waive or release any provision or provisions of a Note, the Loan Agreement, or any other Loan Document and, with reference to such instruments, may make and enter into any such agreement or agreements as the Administrative Agent, the Lenders and Borrower may deem proper and desirable, without in any manner impairing this Guaranty or any of the Administrative Agent and the Lenders' rights hereunder or any of Subsidiary Guarantors' obligations hereunder.

     5. This is an absolute, unconditional, complete, present and continuing guaranty of payment and performance and not of collection. Subsidiary Guarantors agree that its obligations hereunder shall be joint and several with any and all other guarantees given in connection with the Facility from time to time. Subsidiary Guarantors agree that this Guaranty may be enforced by the Administrative Agent and the Lenders without the necessity at any time of resorting to or exhausting any security or collateral, if any, given in connection herewith or with a Note, the Loan Agreement, or any of the other Loan Documents or by or resorting to any other guaranties, and Subsidiary Guarantors hereby waive the right to require the Administrative Agent and the Lenders to join Borrower in any action brought hereunder or to commence any action against or obtain any judgment against Borrower or to pursue any other remedy or enforce any other right. Subsidiary Guarantors further agree that nothing contained herein or otherwise shall prevent the Administrative Agent and the Lenders from pursuing concurrently or successively all rights and remedies available to them at law and/or in equity or under a Note, the Loan Agreement or any other Loan Documents, and the exercise of any of their rights or the completion of any of their remedies shall not constitute a discharge of any of Subsidiary Guarantors' obligations hereunder, it being the purpose and intent of Subsidiary Guarantors that the obligations of such Subsidiary Guarantors hereunder shall be primary, absolute, independent and unconditional under any and all circumstances whatsoever. Neither Subsidiary Guarantors' obligations under this Guaranty nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of Borrower under a Note, the Loan Agreement or any other Loan Document or by reason of Borrower's bankruptcy or by reason of any creditor or bankruptcy proceeding instituted by or against Borrower. This Guaranty shall continue to be effective and be deemed to have continued in existence or be reinstated (as the case may be) if at any time payment of all or any part of any sum payable pursuant to a Note, the Loan Agreement or any other Loan Document is rescinded or otherwise required to be returned by the payee upon the insolvency, bankruptcy, or reorganization of the payor, all as though such payment to such Lender had not been made, regardless of whether such Lender contested the order requiring the return of such payment. The obligations of Subsidiary Guarantors pursuant to the preceding sentence shall survive any termination, cancellation, or release of this Guaranty.

     6. This Guaranty shall be assignable by a Lender to any assignee of all or a portion of such Lender's rights under the Loan Documents.

     7. If: (i) this Guaranty, a Note, or any of the Loan Documents are placed in the hands of an attorney for collection or is collected through any legal proceeding; (ii) an attorney is retained to represent the Administrative Agent or any Lender in any bankruptcy, reorganization, receivership, or other proceedings affecting creditors' rights and involving a claim under this Guaranty, a Note, the Loan Agreement, or any Loan Document; (iii) an attorney is retained to enforce any of the other Loan Documents or to provide advice or other representation with respect to the Loan Documents in connection with an enforcement action or potential enforcement action; or (iv) an attorney is retained to represent the Administrative Agent or any Lender in any other legal proceedings whatsoever in connection with this Guaranty, a Note, the Loan Agreement, any of the Loan Documents, or any property subject thereto (other than any action or proceeding brought by any Lender or participant against the Administrative Agent alleging a breach by the Administrative Agent of its duties under the Loan Documents), then Subsidiary Guarantors shall pay to the Administrative Agent or such Lender upon demand all reasonable attorney's fees, costs and expenses, including, without limitation, court costs, filing fees and all other costs and expenses incurred in connection therewith (all of which are referred to herein as "Enforcement Costs"), in addition to all other amounts due hereunder.

     8. The parties hereto intend that each provision in this Guaranty comports with all applicable local, state and federal laws and judicial decisions. However, if any provision or provisions, or if any portion of any provision or provisions, in this Guaranty is found by a court of law to be in violation of any applicable local, state or federal ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such portion, provision or provisions of this Guaranty to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent of all parties hereto that such portion, provision or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable, that the remainder of this Guaranty shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were not contained therein, and that the rights, obligations and interest of the Administrative Agent and the Lender or the holder of a Note under the remainder of this Guaranty shall continue in full force and effect.

     9. Any indebtedness of Borrower to Subsidiary Guarantors now or hereafter existing is hereby subordinated to the Facility Indebtedness. Subsidiary Guarantors will not seek, accept, or retain for Subsidiary Guarantors' own account, any payment from Borrower on account of such subordinated debt at any time when a Default or Event of Default exists under the Loan Agreement or the Loan Documents, and any such payments to Subsidiary Guarantors made while any Default or Event of Default then exists under the Loan Agreement or the Loan Documents on account of such subordinated debt shall be collected and received by Subsidiary Guarantors in trust for the Lenders and shall be paid over to the Administrative Agent on behalf of the Lenders on account of the Facility Indebtedness without impairing or releasing the obligations of Subsidiary Guarantors hereunder.

     10. Subsidiary Guarantors hereby subordinate to the Facility Indebtedness any and all claims and rights, including, without limitation, subrogation rights, contribution rights, reimbursement rights and set-off rights, which Subsidiary Guarantors may have against Borrower arising from a payment made by Subsidiary Guarantors under this Guaranty and agree that, until the entire Facility Indebtedness is paid in full, not to assert or take advantage of any subrogation rights of Subsidiary Guarantors or the Lenders or any right of Subsidiary Guarantors or the Lenders to proceed against (i) Borrower for reimbursement, or (ii) any other guarantor or any collateral security or guaranty or right of offset held by the Lenders for the payment of the Facility Indebtedness and performance of the Obligations, nor shall Subsidiary Guarantors seek or be entitled to seek any contribution or reimbursement from Borrower or any other guarantor in respect of payments made by Subsidiary Guarantors hereunder. It is expressly understood that the agreements of Subsidiary Guarantors set forth above constitute additional and cumulative benefits given to the Lenders for their security and as an inducement for their extension of credit to Borrower.

     11. Any amounts received by a Lender from any source on account of any indebtedness may be applied by such Lender toward the payment of such indebtedness, and in such order of application, as a Lender may from time to time elect.

     12. Subsidiary Guarantors hereby submit to personal jurisdiction in the State of Illinois for the enforcement of this Guaranty and waives any and all personal rights to object to such jurisdiction for the purposes of litigation to enforce this Guaranty. Subsidiary Guarantors hereby consent to the jurisdiction of either the Circuit Court of Cook County, Illinois, or the United States District Court for the Northern District of Illinois, in any action, suit, or proceeding which the Administrative Agent or a Lender may at any time wish to file in connection with this Guaranty or any related matter. Subsidiary Guarantors hereby agree that an action, suit, or proceeding to enforce this Guaranty may be brought in any state or federal court in the State of Illinois and hereby waives any objection which Subsidiary Guarantors may have to the laying of the venue of any such action, suit, or proceeding in any such court; provided, however, that the provisions of this Paragraph shall not be deemed to preclude the Administrative Agent or a Lender from filing any such action, suit, or proceeding in any other appropriate forum.

     13. All notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing or by telex or by facsimile and addressed or delivered to such party at its address set forth below or at such other address as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted. Notice may be given as follows:

          To Subsidiary Guarantors:

               c/o Developers Diversified Realty Corporation
               3300 Enterprise Parkway
               Beachwood, Ohio 44122

               Attention: Chief Financial Officer

               Telephone: (216) 755-5775
               Facsimile: (216) 755-1775

          With a copy to:

               3300 Enterprise Parkway
               Beachwood, Ohio 44122

               Telephone: (216) 755-5650
               Facsimile: (216) 755-1560
               Attention: General Counsel

          To JPMorgan Chase as Administrative Agent and as a Lender:

               JPMorgan Chase Bank, N.A.
               277 Park Avenue
               Third Floor
               New York, NY 10172

               Telephone: (212) 622-8177
               Facsimile: (646) 534-0574
               Attention: Kimberly Turner

          With a copy to:

               Sonnenschein Nath & Rosenthal LLP
               8000 Sears Tower
               Chicago, Illinois 60606
               Attention: Steven R. Davidson, Esq.

               Telephone: (312) 876-8238
               Facsimile: (312) 876-7934

          If to any other Lender, to its address set forth in the Loan
          Agreement.

     14. This Guaranty shall be binding upon the heirs, executors, legal and personal representatives, successors and assigns of Subsidiary Guarantors and shall inure to the benefit of the Administrative Agent and the Lenders' successors and assigns.

     15. This Guaranty shall be construed and enforced under the internal laws of the State of Illinois.

     16. SUBSIDIARY GUARANTORS, THE ADMINISTRATIVE AGENT AND THE LENDERS, BY THEIR ACCEPTANCE HEREOF, EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS GUARANTY AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     17. From time to time, additional Subsidiaries may be deemed to be parties to this Guaranty automatically pursuant to Section 6.13 of the Loan Agreement and from time to time, certain of such parties may execute a joinder substantially in the form of Exhibit A hereto. Each such Subsidiary shall be a Subsidiary Guarantor, and be bound by all of the terms and provisions of this Guaranty, subject to the terms of Section 18.

     18. Notwithstanding anything to the contrary contained herein, at such time as a Subsidiary Guarantor enters into a transaction which prohibits it from being a Subsidiary Guarantor hereunder it shall be deemed to be automatically released as a Subsidiary Guarantor provided no Default then exists until such time, if any, as it again is required to be a Subsidiary Guarantor pursuant to
Section 6.13 of the Loan Agreement. Upon written request from such Subsidiary Guarantor to confirm such release, and delivery to Administrative Agent of such documentation supporting the request as Administrative Agent may request, Administrative Agent will deliver to such Subsidiary Guarantor written evidence of its release as a Subsidiary Guarantor.

     19. Notwithstanding anything to the contrary contained herein, if a Subsidiary Guarantor which owns more than one Project, either directly or indirectly through the ownership of Capital Stock in another Subsidiary of Borrower (a "Multi-Property Guarantor"), owns an interest in any Capital Stock in a Subsidiary of Borrower that is excluded from being a Subsidiary Guarantor pursuant to Section 6.13 of the Loan Agreement (an "Excluded Entity"), then the amounts recoverable by the Lenders from such Multi-Property Guarantor under this Guaranty shall exclude any and all amounts arising from such Multi-Property Guarantor's right, title and interest in the Capital Stock of such Excluded Entity (including, without limitation, any right of such Multi-Property Guarantor to receive distributions or other payments on account of any Capital Stock of such Excluded Entity) or from the assets of such Excluded Entity (whether pursuant to a judgment lien or otherwise).

     IN WITNESS WHEREOF, Subsidiary Guarantors have delivered this Guaranty in the State of Illinois as of the date first written above.

March 10, 2006

EIN #06-1643946
CENTERTON SQUARE LLC
a Delaware limited liability company
By Developers Diversified Realty Corporation
Its Sole Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #34-1791911
DEVELOPERS DIVERSIFIED OF
ALABAMA, INC.
an Alabama corporation

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #31-1566727
DEVELOPERS DIVERSIFIED CENTENNIAL
PROMENADE LP, an Ohio limited partnership
By GS DDR LLC
Its General Partner
    By DDR Realty Company
    Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #31-1553251
DEVELOPERS DIVERSIFIED COOK'S
CORNER LP, an Ohio limited partnership
By DDR DownREIT LLC
Its General Partner
    By Developers Diversified Realty
       Corporation, its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #34-1887661
DEVELOPERS DIVERSIFIED OF
INDIANA, INC., an Ohio corporation

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #34-1852888
DEVELOPERS DIVERSIFIED OF
MISSISSIPPI, INC.
an Ohio corporation

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #34-1841352
DEVELOPERS DIVERSIFIED OF PENNSYLVANIA, INC.
an Ohio corporation

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #34-1907043
DEVELOPERS DIVERSIFIED OF TENNESSEE, INC.
an Ohio corporation

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #34-1913613
DD DEVELOPMENT COMPANY II, INC.
an Ohio corporation

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #62-1834187
DDR ASPEN GROVE LIFESTYLE CENTER PROPERTIES LLC a Delaware limited liability company
By Developers Diversified Realty Corporation
Its Sole Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

March 10, 2006

EIN #06-1653814
DDR CHANDLER LLC
an Ohio limited liability company
By Developers Diversified Realty Corporation
Its Sole Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #34-1858298
DDR CONTINENTAL LP
an Ohio limited partnership
By DDR DownREIT LLC
Its General Partner
    By Developers Diversified Realty Corporation
    Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-1834081
DDR COPPER COUNTRY LLC
a Delaware limited liability company
By DDR Michigan II LLC
Its Sole Member
   By Developers Diversified Realty Corporation
   Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #06-1653812
DDR CROSSROADS CENTER LLC
an Ohio limited liability company
By Developers Diversified of Mississippi, Inc.
Its Sole Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #34-1870042
DDR DB OPPORTUNITY SUB INC.
an Ohio corporation

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #74-2937278
DDR DB SA VENTURES LP
a Texas limited partnership
By Bandera Pointe Investment LLC
Its General Partner
   By Retail Value Investment Program IIIC
      Limited Partnership
   Its Sole Member
     By Developers Diversified Realty Corporation
     Its General Partner

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #34-1853588
DDR DEER PARK TOWN CENTER LLC,
an Ohio limited liability company
By Retail Value Investment Program Limited
   Partnership IIIB
Its Managing Member
  By Coventry Real Estate Partners, Ltd.
     d/b/a Coventry Real Estate Partners, LLC
  Its General Partner

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #34-1901821
DDR DOWNREIT LLC
an Ohio limited liability company
By Developers Diversified Realty Corporation
Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #01-0730280
DDR EASTGATE PLAZA LLC
a Delaware limited liability company
By DDR Woodmont LLC
Its Sole Member
    By Developers Diversified Realty Corporation
    Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

March 10, 2006

EIN #01-0730291
DDR FC LAKEPOINTE LLC
a Delaware limited liability company
By DDR Woodmont LLC
Its Sole Member
   By Developers Diversified Realty Corporation
   Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-1990576
DDR FC LAKEPOINTE I LP
a Texas limited partnership
By DDR Fossil Creek LLC
Its General Partner
   By DDR Woodmont LLC
   Its Sole Member
    By Developers Diversified Realty Corporation
    Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #34-1868221
DDR FAMILY CENTERS LP
a Delaware limited partnership
By DDR DownREIT LLC
Its General Partner
    By Developers Diversified Realty Corporation
    Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-0508937
DDR FLATIRON LLC
an Ohio limited liability company
By Developers Diversified Realty Corporation
Its Sole Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #82-0552195
DDR FOSSIL CREEK LLC
a Delaware limited liability company
By DDR Woodmont LLC
Its Sole Member
   By Developers Diversified Realty Corporation
   Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #82-0552188
DDR HARBISON COURT LLC
a Delaware limited liability company
By DDR Woodmont LLC
Its Sole Member
   By Developers Diversified Realty Corporation
   Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E, Weiss, Vice President

EIN #58-2103271
DDR HENDON NASSAU PARK II LP
a Georgia limited partnership
By DDR Nassau Park II Inc.
Its General Partner

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #37-1419056
DDR INDEPENDENCE LLC
a Delaware limited liability company

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #30-0244784
DDR JUPITER FALLS LLC
a Delaware limited liability company
By Developers Diversified Realty Corporation
Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

March 10, 2006

EIN #36-4386729
DDR KILDEER INC.
an Illinois corporation

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #33-0878094
DDR LONG BEACH LLC
a Delaware limited liability company
By DDR Urban LP
Its Sole Member
   By DDR Urban, Inc.
   Its General Partner

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #45-0474925
DDR MANAGEMENT LLC
a Delaware limited liability company

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #
DDR MDT HOLDINGS I TRUST
a Maryland real estate investment trust

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #
DDR MDT HOLDINGS II TRUST
a Maryland real estate investment trust

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #
DDR MDT HOLDINGS III TRUST
a Maryland real estate investment trust

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-2199953
DDR MERRIAM VILLAGE LLC
a Delaware limited liability company
By Developers Diversified Realty Corporation
Its Sole Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #31-0112201
DDR MIAMI AVENUE LLC
an Delaware limited liability company
By Developers Diversified Realty Corporation
Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #34-1880868
DDR MICHIGAN II LLC
an Ohio limited liability company
By Developers Diversified Realty Corporation
Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #58-2229478
DDR NASSAU PAVILION ASSOCIATES LP
a Georgia limited partnership
By DDR Nassau Pavilion Inc.
Its General Partner

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #33-0835467
DDR OCEANSIDE LLC
a Delaware limited liability company
By Developers Diversified Realty Corporation
Its Sole Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

March 10, 2006

EIN #52-2121685
DDR OFFICE FLEX CORPORATION
a Delaware corporation

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #34-1902261
DDR OHIO OPPORTUNITY LLC
an Ohio limited liability company
By DDR DownREIT LLC
Its Managing Member
    By Developers Diversified Realty Corporation
    Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #34-1924926
DDR OHIO OPPORTUNITY II LLC
an Ohio limited liability company
By DDR DownREIT LLC
Its Managing Member
    By Developers Diversified Realty Corporation
    Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #34-1924927
DDR OHIO OPPORTUNITY III LLC
an Ohio limited liability company
By Developers Diversified Realty Corporation
Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #06-1653811
DDR PARADISE LLC
an Ohio limited liability company
By Developers Diversified Realty Corporation
Its Sole Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #02-0651789
DDR PASEO LLC
a Delaware limited liability company
By Developers Diversified Realty Corporation
Its Sole Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #34-1932167
DDR QUEENSWAY LLC
an Ohio limited liability company
By Developers Diversified Realty Corporation
Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #52-2109420
DDR REALTY COMPANY
a Maryland Real Estate Investment Trust

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #33-0846331
DDR RENO LLC
a Delaware limited liability company
By Developers Diversified Realty Corporation
Its Sole Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-2342891
DDR RIVERCHASE II LLC
a Delaware limited liability company
By Developers Diversified Realty Corporation
Its Sole Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

March 10, 2006

EIN #
DDR SANSONE DEVELOPMENT VENTURES LLC,
a Missouri limited liability company
By DD Development Company II, Inc.
Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #01-0643139
DDR SM LLC
a Delaware limited liability company
By DD Development Company II, Inc.
Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #30-0021143
DDR TINTON FALLS LLC
an Ohio limited liability company
By Developers Diversified Realty Corporation
Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #34-1861748
DDR URBAN LP
a Delaware limited partnership
By DDR Urban, Inc.
Its General Partner

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #91-1997671
DDR UNIVERSITY SQUARE ASSOCIATES L.C.,
a Utah limited liability company
By DDR Family Centers LP
Its Managing Member
   By DDR DownREIT LLC
   Its General Partner
      By Developers Diversified Realty Corporation
      Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #33-0823709
DDR/VAN NESS OPERATING COMPANY, L.P.
a Delaware limited partnership
By DDR Van Ness, Inc.
Its General Partner

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #30-0044273
DDR VAN NESS, INC.
an Ohio corporation

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #91-1997685
DDR VIC I L.C.
a Utah limited liability company
By DDR Family Centers LP
Its Managing Member
    By DDR DownREIT LLC
    Its General Partner
        By Developers Diversified Realty Corporation
        Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #61-1403755
DDR WATERTOWN LLC
an Ohio limited liability company
By Developers Diversified Realty Corporation
Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #34-1909252
DDR WILSHIRE, INC.
an Ohio corporation

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

March 10, 2006

EIN #33-1012011
DDR WOODMONT LLC
a Delaware limited liability company
By Developers Diversified Realty Corporation
Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #61-1448452
DDR XENIA AND NEW BERN LLC
a Delaware limited liability company
By DDR Continental LP
Its Sole Member
   By DDR DownREIT LLC
   Its General Partner
    By Developers Diversified Realty Corporation
    Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #13-3923870
DDRA COMMUNITY CENTERS FOUR, L.P.
a Texas limited partnership
By Pedro Community Centers, Inc.
Its General Partner

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #52-2119472
DDRA COMMUNITY CENTERS FIVE, L.P.
a Delaware limited partnership
By DD Community Centers Five, Inc.
Its General Partner

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #52-2156229
DDRA COMMUNITY CENTERS SIX, L.P.
a Delaware limited partnership
By DDR Realty Company
Its General Partner

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #52-2196613
DDRA COMMUNITY CENTERS SEVEN, L.P.
a Delaware limited partnership
By DD Community Centers Seven, Inc.
Its General Partner

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #52-2212509
DDRA COMMUNITY CENTERS EIGHT, L.P.
a Delaware limited partnership
By DD Community Centers Eight, Inc.
A General Partner

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #34-1863882
DDRC GATEWAY LLC
a Delaware limited liability company
By Developers Diversified Realty Corporation
Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #31-1500729
DDRC GREAT NORTHERN LIMITED
PARTNERSHIP, an Ohio limited partnership
By DDR DownREIT LLC
Its General Partner
    By Developers Diversified Realty Corporation
    Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #34-1853584
DDRC MICHIGAN LLC
an Ohio limited liability company
By Developers Diversified Realty Corporation
Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

March 10, 2006

EIN #34-1922640
DDRC PDK EASTON LLC
an Ohio limited liability company
By DD Development Company II, Inc.
Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #31-1570068
DDRC PDK SALISBURY LLC
an Ohio limited liability company
By Developers Diversified Realty Corporation
Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN# 34-1929157
DDRC PDK SALISBURY PHASE III LLC
an Ohio limited liability company
By DDRC PDK Salisbury LLC
Its Managing Member
    By Developers Diversified Realty Corporation
    Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #11-3645066
DDRC PIKE ENTERTAINMENT LLC
a California limited liability company

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN # 34-1859297
DDRC SALEM LLC
a Delaware limited liability company
By Retail Value Investment Program Limited
    Partnership IIA
Its Managing Member
    By Coventry Real Estate Partners, Ltd.
    Its General Partner

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #34-1840198
DOTRS LIMITED LIABILITY COMPANY
an Ohio limited liability company
By Developers Diversified Realty Corporation
Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #31-1521543
EASTON MARKET LIMITED LIABILITY COMPANY, a Delaware limited liability company
By DDR Continental LP
Its Managing Member
  By DDR DownREIT LLC
  Its General Partner
    By Developers Diversified Realty Corporation
    Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN#30-0013458
ENERGY MANAGEMENT
STRATEGIES, INC.
a Delaware corporation

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

March 10, 2006

EIN #87-0521236
FORT UNION ASSOCIATES LLC
a Utah limited liability company
By DDR Family Centers LP
Its Member Manager
  By DDR DownREIT LLC
  Its General Partner
    By Developers Diversified Realty Corporation
    Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #34-1953726
GS BOARDMAN LLC
a Delaware limited liability company
By GS DDR LLC
Its Managing Member
    By  DDR Realty Company
    Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #34-1953724
GS BRENTWOOD LLC
a Delaware limited liability company
By GS DDR LLC
Its Managing Member
    By  DDR Realty Company
    Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #34-1953730
GS CENTENNIAL LLC
a Delaware limited liability company
By Developers Diversified Centennial
   Promenade LP
Its Managing Member
  By GS DDR LLC
  Its General Partner
   By DDR Realty Company
   Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #31-1767597
GS DDR LLC
an Ohio limited liability company
By  DDR Realty Company
Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #34-1953731
GS ERIE LLC
a Delaware limited liability company
By GS DDR LLC
Its Managing Member
   By  DDR Realty Company
   Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #34-1953728
GS SUNSET LLC
a Delaware limited liability company
By GS DDR LLC
Its Managing Member
   By  DDR Realty Company
   Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #65-1175724
GS II BIG OAKS LLC
a Delaware limited liability company
By Developers Diversified of Mississippi, Inc.
Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #65-1175700
GS II BROOK HIGHLAND LLC
a Delaware limited liability company
By Developers Diversified of Alabama, Inc.
Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

March 10, 2006

EIN #02-0677488
GS II DDR LLC
an Ohio limited liability company
By Developers Diversified Realty Corporation
Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #65-1175703
GS II GREEN RIDGE LLC
a Delaware limited liability company
By GS II DDR LLC
Its Managing Member
   By Developers Diversified Realty Corporation
   Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #65-1175706
GS II INDIAN HILLS LLC
a Delaware limited liability company
By GS II DDR LLC
Its Managing Member
   By Developers Diversified Realty Corporation
   Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #65-1175707
GS II JACKSONVILLE REGIONAL LLC
a Delaware limited liability company
By GS II DDR LLC
Its Managing Member
   By Developers Diversified Realty Corporation
   Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #141875600
GS II MERIDIAN CROSSROADS LLC
a Delaware limited liability company
By GS II DDR LLC
Its Managing Member
   By Developers Diversified Realty Corporation
   Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #65-1175714
GS II NORTH POINTE LLC
a Delaware limited liability company
By GS II DDR LLC
Its Managing Member
   By Developers Diversified Realty Corporation
   Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #65-1175709
GS II OXFORD COMMONS LLC
a Delaware limited liability company
By GS II DDR LLC
Its Managing Member
   By Developers Diversified Realty Corporation
   Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #65-1175717
GS II UNIVERSITY CENTRE LLC
a Delaware limited liability company
By GS II DDR LLC
Its Managing Member
   By Developers Diversified Realty Corporation
   Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

March 10, 2006

EIN #65-1175721
GS II UPTOWN SOLON LLC
a Delaware limited liability company
By GS II DDR LLC
Its Managing Member
   By Developers Diversified Realty Corporation
   Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #34-1902994
HAGERSTOWN DEVELOPMENT LLC
an Ohio limited liability company
By Developers Diversified Realty Corporation
Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #34-1910431
HAGERSTOWN TIF LLC
an Ohio limited liability company
By Developers Diversified Realty Corporation
Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #34-1856797
HENDON/DDR/BP, LLC
a Delaware limited liability company
By Retail Value Investment Program Limited
   Partnership I
Its Managing Member
    By Coventry Real Estate Partners, Ltd.
    Its General Partner

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #87-6132830
HERMES ASSOCIATES
a Utah general partnership
By DDR Family Centers LP
Its General Partner
   By DDR DownREIT LLC
   Its General Partner
     By Developers Diversified Realty Corporation
     Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #87-6132830
HERMES ASSOCIATES, LTD.
a Utah limited partnership
By DDR Family Centers LP
Its General Partner
   By DDR DownREIT LLC
   Its General Partner
      By Developers Diversified Realty Corporation
      Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #34-1835230
HIGHLAND GROVE LIMITED
LIABILITY COMPANY
an Ohio limited liability company
By Developers Diversified Realty Corporation
Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #43-1857731
JEFFERSON COUNTY PLAZA LLC
a Missouri limited liability company
By DDR Sansone Development Ventures LLC
Its Managing Member
   By DD Development Company, Inc.
   Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

March 10, 2006

EIN #52-2203054
LIBERTY FAIR VA LP
a Virginia limited partnership
By DDR Liberty Fair, Inc.
Its General Partner

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #34-1738278
LIBERTY FAIR VA II LP
a Virginia limited partnership
By Developers Diversified Realty Corporation
Its General Partner

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-0061583
MT. NEBO POINTE LLC
an Ohio limited liability company
By Developers Diversified of Pennsylvania, Inc.
Its Sole Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #16-1646725
PASEO COLORADO HOLDINGS LLC
a Delaware limited liability company
By DDR Paseo LLC
Its Administrative Managing Member
    By Developers Diversified Realty Corporation
    Its Sole Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #34-1884640
PLAINVILLE CONNECTICUT L.L.C.
an Ohio limited liability company
By Developers Diversified Realty Corporation
Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #16-1560895
PLAINVILLE DEVELOPMENT, L.P.
an Ohio limited partnership
By Retail Value Investment Program Limited Partnership IA
Its General Partner
    By Developers Diversified Realty Corporation
    Its General Partner

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #03-0394720
PLAINVILLE INVESTMENT IA, LLC
a Delaware limited liability company
By Retail Value Investment Program Limited
   Partnership IA
Its Sole Member
   By Developers Diversified Realty Corporation
   Its General Partner

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #87-0521235
RIVERDALE RETAIL ASSOCIATES, L.C.
a Utah limited liability company
By DDR Family Centers LP
Its Member Manager
  By DDR DownREIT LLC
  Its General Partner
    By Developers Diversified Realty Corporation
    Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

March 10, 2006

EIN #87-0555190
ROCKY MOUNTAIN REAL ESTATE L.L.C.
a Utah limited liability company
By Riverdale Retail Associates, L.C.
Its Managing Member
   By DDR Family Centers LP
   Its Member Manager
    By DDR DownREIT LLC
    Its General Partner
       By Developers Diversified Realty Corporation
       Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #86-0778309
SHEA AND TATUM ASSOCIATES LIMITED PARTNERSHIP an Arizona limited partnership
By DDR Paradise LLC
Its General Partner
   By Developers Diversified Realty Corporation
   Its Sole Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #48-1274461
SHORESALES, LLC
a Delaware limited liability company

By: /s/ Daniel B. Hurwitz
    ---------------------------------
    Daniel B. Hurwitz, Chief Investment Officer

EIN #30-0176115
SOUTHTOWN REALTY LLC
a Delaware limited liability company
By DDR Realty Company
Its Sole Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #87-0572860
TFCM ASSOCIATES, LLC
a Utah limited liability company
By DDR Family Centers LP
Its Member Manager
  By DDR DownREIT LLC
  Its General Partner
     By Developers Diversified Realty Corporation
     Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #62-1600792
TOWN CENTER PLAZA, L.L.C.
a Delaware limited liability company
By Developers Diversified Realty Corporation
Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #87-0485325
UNIVERSITY SQUARE ASSOCIATES, LTD.
a Utah limited partnership
By DDR Family Centers LP
Its General Partner
   By DDR DownREIT LLC
   Its General Partner
     By Developers Diversified Realty Corporation
     Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #03-0394712
BANDERA POINTE INVESTMENT LLC
a Delaware limited liability company
By Retail Value Investment Program IIIC
   Limited Partnership
Its Sole Member
   By Developers Diversified Realty Corporation
   Its General Partner

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

March 10, 2006

EIN #34-1871282
COVENTRY REAL ESTATE PARTNERS, LTD.,
an Ohio limited liability company

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #34-1912304
COVENTRY ROUND ROCK LLC
an Ohio limited liability company
By Coventry Real Estate Partners, Ltd.
Its Sole Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #34-1874420
RETAIL VALUE INVESTMENT PROGRAM
LIMITED PARTNERSHIP I
a Delaware limited partnership
By Coventry Real Estate Partners, Ltd.
Its General Partner

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #34-1920347
RETAIL VALUE INVESTMENT PROGRAM
LIMITED PARTNERSHIP IA
a Delaware limited partnership
By Developers Diversified Realty Corporation
Its General Partner

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #
RETAIL VALUE INVESTMENT PROGRAM
LIMITED PARTNERSHIP IIA
a Delaware limited partnership
By Coventry Real Estate Partners, Ltd.
Its General Partner

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #34-1939224
RETAIL VALUE INVESTMENT PROGRAM
IIIC LIMITED PARTNERSHIP
a Delaware limited partnership
By Developers Diversified Realty Corporation
Its General Partner

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #42-1548210
TECH RIDGE COVENTRY LLC
a Delaware limited liability company
By Developers Diversified Realty Corporation
Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #75-2784050
AIP/GREENBRIER GP, INC.
a Texas corporation

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #
AIP OFFICE FLEX II, LLC
an Ohio limited liability company
By American Industrial Properties REIT
Its Manager

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #75-2783840
AIP/POST OFFICE GP, INC.
a Delaware corporation

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

March 10, 2006

EIN #84-1285970
AIP PROPERTIES #1, L.P.
a Delaware limited partnership
By AIP Tamarac, Inc.
Its General Partner

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #75-2676417
AIP PROPERTIES #3 GP, INC.
a Texas corporation

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #75-2676418
AIP PROPERTIES #3, L.P.
a Delaware limited partnership
By AIP Properties #3 GP, Inc.
Its General Partner

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #75-2747375
AIP-SWAG GP, INC.
a Texas corporation

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #75-2726857
AIP-SWAG OPERATING PARTNERSHIP, L.P.,
a Delaware limited partnership
By AIP-SWAG GP, Inc.
Its General Partner

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #84-1285966
AIP TAMARAC, INC.
a Texas corporation

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #75-6335572
AMERICAN INDUSTRIAL PROPERTIES REIT,
a Texas real estate investment trust

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #75-2518113
AMERICAN INDUSTRIAL PROPERTIES REIT, INC., a Maryland corporation

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #75-2775567
CHELMSFORD ASSOCIATES LLC
a Delaware limited liability company
By American Industrial Properties REIT
Its Manager

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #54-1905917
DDR/TECH 29 LIMITED PARTNERSHIP
a Maryland limited partnership
By DDR Office Flex Corporation
Its General Partner

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #54-2029800
PARCEL J-1B LIMITED PARTNERSHIP
a Virginia limited partnership
By AIP/Post Office GP, Inc.
Its General Partner

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

March 10, 2006

EIN #52-1743838
TECH CENTER DEVELOPMENT ASSOCIATES LIMITED PARTNERSHIP a Maryland limited partnership
By DDR Office Flex Corporation
Its General Partner

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #54-1412012
TECH CENTER 29 LIMITED PARTNERSHIP
a Maryland limited partnership
By DDR Office Flex Corporation
Its General Partner

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #54-1718657
TECH CENTER 29 PHASE II LIMITED PARTNERSHIP, a Maryland limited partnership
By DDR Office Flex Corporation
Its General Partner

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #
USAA INCOME PROPERTIES IV TRUST
a Trust organized and existing under a Declaration of Trust dated September 30, 1987
By American Industrial Properties REIT
Its Trustee

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #
SERVICE BATON ROUGE, LLC
a Delaware limited liability company
By Service Parent, LLC
Its Sole Member
   By Developers Diversified Realty Corporation
   Its Sole Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #
SERVICE MACON, LLC
a Delaware limited liability company
By Service Parent, LLC
Its Sole Member
   By Developers Diversified Realty Corporation
   Its Sole Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-1656512
SERVICE PARENT, LLC
a Delaware limited liability company
By Developers Diversified Realty Corporation
Its Sole Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #
SERVICE PENSACOLA, LLC
a Delaware limited liability company
By Service Parent, LLC
Its Sole Member
   By Developer Diversified Realty Corporation
   Its Sole Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #
SERVICE TUSCALOOSA, LLC
a Delaware limited liability company
By Service Parent, LLC
Its Sole Member
   By Developers Diversified Realty Corporation
   Its Sole Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

March 10, 2006

EIN #20-1656782
SERVICE LONGVIEW GP, LLC
a Delaware limited liability company
By Service Parent, LLC
Its Sole Member
   By Developers Diversified Realty Corporation
   Its Sole Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-1656835
SERVICE LONGVIEW, L.P.
a Texas limited partnership
By Service Longview GP, LLC
Its General Partner
  By Service Parent, LLC
  Its Sole Member
    By Developers Diversified Realty Corporation
    Its Sole Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-1656881
SERVICE TYLER GP, LLC
a Delaware limited liability company
By Service Parent, LLC
Its Sole Member
   By Developers Diversified Realty Corporation
   Its Sole Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-1656927
SERVICE TYLER, L.P.
a Texas limited partnership
By Service Tyler GP, LLC
Its General Partner
  By Service Parent, LLC
  Its Sole Member
    By Developers Diversified Realty Corporation
    Its Sole Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #84-1354587
BLACK CHERRY LIMITED LIABILITY COMPANY,
a Colorado limited liability company
By JDN Realty Corporation
Its Sole Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #38-3427485
CANAL STREET PARTNERS, L.L.C.
a Michigan limited liability company
By JDN Realty Corporation
Its Sole Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #58-2223407
CHESTERFIELD EXCHANGE, LLC
a Georgia limited liability company
By JDN Realty Corporation
Its Sole Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #61-1465703
DDR/1ST CAROLINA APEX PHASE III LLC
a Delaware limited liability company
By Developers Diversified Realty Corporation
Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #58-2453432
FAYETTEVILLE BLACK INVESTMENT, INC.
a Georgia corporation

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

March 10, 2006

EIN #58-2509312
FAYETTEVILLE EXCHANGE, LLC
a Georgia limited liability company
By JDN Realty Corporation
Its Sole Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #56-2284631
FLATACRES MARKETCENTER, LLC
a Georgia limited liability company
By JDN Intermountain Holdings, Inc.
Its Sole Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #84-1435218
FT. COLLINS PARTNERS I, LLC
a Colorado limited liability company
By JDN Intermountain Holdings, Inc.
Its Sole Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #58-2488320
GEORGIA FINANCE CORPORATION
a Delaware corporation

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #58-2461061
HENDON/ATLANTIC RIM JOHNS CREEK, LLC
a Georgia limited liability company
By DDR DownREIT LLC
Its Managing Member
   By Developers Diversified Realty Corporation
   Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

IN #58-2496005
HICKORY HOLLOW EXCHANGE, LLC
a Georgia limited liability company
By JDN Development Company, Inc.
Its Sole Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #58-2148124
JDN DEVELOPMENT COMPANY, INC.
a Delaware corporation

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #58-2384898
JDN DEVELOPMENT INVESTMENT, L.P.
a Georgia limited partnership
By JDN Development Company, Inc.
Its General Partner

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #58-2385460
JDN DEVELOPMENT LP, INC.
a Delaware corporation

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #58-2463351
JDN INTERMOUNTAIN DEVELOPMENT CORP.
a Delaware corporation

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #58-2512033
JDN INTERMOUNTAIN DEVELOPMENT, PIONEER HILLS, LLC a Georgia limited liability company
By JDN Intermountain Holdings, Inc.
Its Sole Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

March 10, 2006

EIN #58-2476049
JDN INTERMOUNTAIN DEVELOPMENT, PARKER PAVILION, LLC a Georgia limited liability company
By JDN Real Estate - Parker Pavilions, L.P.
Its Sole Member
  By JDN Development Investment, L.P.
  Its General Partner
    By JDN Development Company, Inc.
    Its General Partner

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #84-1196006
JDN INTERMOUNTAIN HOLDINGS, INC.
a Colorado corporation

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #62-1608255
JDN OF ALABAMA REALTY CORPORATION
an Alabama corporation

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #02-0619063
JDN REAL ESTATE - APEX, L.P.
a Georgia limited partnership
By JDN Development Investment, L.P.
Its General Partner
   By JDN Development Company, Inc.
   Its General Partner

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #58-2490180
JDN REAL ESTATE - BRIDGEWOOD FORT WORTH, L.P., a Georgia limited partnership
By JDN Development Investment, L.P.
Its General Partner
   By JDN Development Company, Inc.
   Its General Partner

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #58-2496037
JDN REAL ESTATE - CONYERS, L.P.
a Georgia limited partnership
By JDN Development Investment, L.P.
Its General Partner
   By JDN Development Company, Inc.
   Its General Partner

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #58-2488802
JDN REAL ESTATE - CUMMING, L.P.
a Georgia limited partnership
By JDN Development Investment, L.P.
Its General Partner
   By JDN Development Company, Inc.
   Its General Partner

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #58-2472037
JDN REAL ESTATE - ERIE, L.P.
a Georgia limited partnership
By JDN Development Investment, L.P.
Its General Partner
   By JDN Development Company, Inc.
   Its General Partner

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #58-2450207
JDN REAL ESTATE - FAYETTEVILLE, L.P.
a Georgia limited partnership
By JDN Development Investment, L.P.
Its General Partner
   By JDN Development Company, Inc.
   Its General Partner

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

March 10, 2006

EIN #58-2598344
JDN REAL ESTATE - FREEHOLD, L.P.
a Georgia limited partnership
By JDN Development Investment, L.P.
Its General Partner
   By JDN Development Company, Inc.
   Its General Partner

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #58-2455618
JDN REAL ESTATE - FRISCO, L.P.
a Georgia limited partnership
By JDN Development Investment, L.P.
Its General Partner
   By JDN Development Company, Inc.
   Its General Partner

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #58-2436327
JDN REAL ESTATE - GULF BREEZE II, L.P.
a Georgia limited partnership
By JDN Development Investment, L.P.
Its General Partner
   By JDN Development Company, Inc.
   Its General Partner

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #58-2560461
JDN REAL ESTATE - HAMILTON, L.P.
a Georgia limited partnership
By JDN Development Investment, L.P.
Its General Partner
   By JDN Development Company, Inc.
   Its General Partner

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #58-2460243
JDN REAL ESTATE - HICKORY CREEK, L.P.
a Georgia limited partnership
By JDN Development Investment, L.P.
Its General Partner
   By JDN Development Company, Inc.
   Its General Partner

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #58-2437713
JDN REAL ESTATE - LAKELAND, L.P.
a Georgia limited partnership
By JDN Development Investment, L.P.
Its General Partner
   By JDN Development Company, Inc.
   Its General Partner

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #58-2450205
JDN REAL ESTATE - MCDONOUGH, L.P.
a Georgia limited partnership
By JDN Development Investment, L.P.
Its General Partner
   By JDN Development Company, Inc.
   Its General Partner

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #58-2554494
JDN REAL ESTATE - MCDONOUGH II, L.P.
a Georgia limited partnership
By JDN Development Investment, L.P.
Its General Partner
   By JDN Development Company, Inc.
   Its General Partner

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

March 10, 2006

EIN #58-2451903
JDN REAL ESTATE - MCKINNEY, L.P.
a Georgia limited partnership
By JDN Development Investment, L.P.
Its General Partner
   By JDN Development Company, Inc.
   Its General Partner

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #58-2578314
JDN REAL ESTATE - MESQUITE, L.P.
a Georgia limited partnership
By JDN Development Investment, L.P.
Its General Partner
   By JDN Development Company, Inc.
   Its General Partner

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #58-2609930
JDN REAL ESTATE - NORWOOD, LLC
a Georgia limited liability company
By JDN Development Investment, L.P.
Its General Partner
   By JDN Development Company, Inc.
   Its General Partner

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #03-0474137
JDN REAL ESTATE - OAKLAND, L.P.
a Georgia limited partnership
By JDN Development Investment, L.P.
Its General Partner
   By JDN Development Company, Inc.
   Its General Partner

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #58-2554496
JDN REAL ESTATE - OVERLAND PARK, L.P.
a Georgia limited partnership
By JDN Development Investment, L.P.
Its General Partner
   By JDN Development Company, Inc.
   Its General Partner

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #58-2475331
JDN REAL ESTATE - PARKER PAVILIONS, L.P.
a Georgia limited partnership
By JDN Development Investment, L.P.
Its General Partner
   By JDN Development Company, Inc.
   Its General Partner

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #58-2517672
JDN REAL ESTATE - PENSACOLA, L.P.
a Georgia limited partnership
By JDN Development Investment, L.P.
Its General Partner
   By JDN Development Company, Inc.
   Its General Partner

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #58-2658828
JDN REAL ESTATE - RALEIGH, L.P.
a Georgia limited partnership
By JDN Development Investment, L.P.
Its General Partner
   By JDN Development Company, Inc.
   Its General Partner

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

March 10, 2006

EIN #58-2566079
JDN REAL ESTATE - SACRAMENTO, L.P.
a Georgia limited partnership
By JDN Development Investment, L.P.
Its General Partner
   By JDN Development Company, Inc.
   Its General Partner

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #58-2598344
JDN REAL ESTATE - STONE MOUNTAIN, L.P.
a Georgia limited partnership
By JDN Development Investment, L.P.
Its General Partner
   By JDN Development Company, Inc.
   Its General Partner

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #56-2283470
JDN REAL ESTATE - SUWANEE, L.P.
a Georgia limited partnership
By JDN Development Investment, L.P.
Its General Partner
   By JDN Development Company, Inc.
   Its General Partner

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #58-2590532
JDN REAL ESTATE - TURNER HILL, L.P.
a Georgia limited partnership
By JDN Development Investment, L.P.
Its General Partner
   By JDN Development Company, Inc.
   Its General Partner

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #58-2496038
JDN REAL ESTATE - WEST LAFAYETTE, L.P.
a Georgia limited partnership
By JDN Development Investment, L.P.
Its General Partner
   By JDN Development Company, Inc.
   Its General Partner

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #58-2475332
JDN REAL ESTATE - WEST LANSING, L.P.
a Georgia limited partnership
By JDN Development Investment, L.P.
Its General Partner
   By JDN Development Company, Inc.
   Its General Partner

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #58-2392185
JDN REALTY AL, INC.
an Alabama corporation

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #58-1468053
JDN REALTY CORPORATION
a Maryland corporation

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #58-2421961
JDN REALTY CORPORATION GP, INC.
a Delaware corporation

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

March 10, 2006

EIN #58-2475329
JDN REALTY HOLDINGS, L.P.
a Georgia limited partnership
By JDN Realty Corporation
Its General Partner

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #58-2385210
JDN REALTY INVESTMENT, L.P.
a Georgia limited partnership
By JDN Realty Corporation
Its General Partner

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #58-2421960
JDN REALTY LP, INC.
a Delaware corporation

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #58-2380177
JDN WEST ALLIS ASSOCIATES LIMITED PARTNERSHIP, a Georgia limited partnership
By JDN Realty Corporation
Its General Partner

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #
J&T OAKLAND, LLC
a Tennessee limited liability company
By JDN Real Estate - Oakland, L.P.
Its Managing Member
   By JDN Development Investment, L.P.
   Its General Partner
    By JDN Development Company, Inc.
    Its General Partner

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #58-2484191
MITCHELL BRIDGE ASSOCIATES, INC.
a Georgia corporation

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #43-1904582
ST. JOHN CROSSINGS, LLC
a Missouri limited liability company

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #58-2197791
WHF, INC.
a Georgia corporation

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #16-1489815
93-1 CORTLAND ASSOCIATES, LLC
a New York limited liability company
By DDR GLH LLC
Its Managing Member
   By JDN QRS Inc.
   Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #06-1608207
ASH-I ASSOCIATES, LLC
an Ohio limited liability company
By Ash Associates SPE, LLC
Its Managing Member
  By JDN Ash LLC
  Its Managing Member
    By JDN Realty Corporation
    Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

March 10, 2006

EIN #16-1600738
ASH-L ASSOCIATES, LLC
an Ohio limited liability company
By Ash Associates SPE, LLC
Its Managing Member
  By JDN Ash LLC
  Its Managing Member
     By JDN Realty Corporation
     Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #16-1489818
BENDERSON-ERIE ASSOCIATES, LLC
a New York limited liability company
By DDR GLH Erie Plaza Trust
Its Sole Member
   By Developers Diversified Realty Corporaton
   Its Sole Trustee

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #16-1489819
BENDERSON-FRENCH ASSOCIATES, LLC
a New York limited liability company
By BG Transit JA II, LLC
Its Managing Member
  By DDR GLH LLC
  Its Managing Member
    By JDN QRS Inc.
    Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #16-1510649
BENDERSON-MEDINA ASSOCIATES, LLC
a New York limited liability company
By DDR GLH LLC
Its Managing Member
  By JDN QRS Inc.
  Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #16-1377125
BENDERSON-WAINBERG ASSOCIATES,  L.P.
a Delaware limited partnership
By DDR GLH GP Holdings LLC
Its General Partner
   By JDN QRS Inc.
   Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #16-1393095
BENDERSON-WAINBERG ASSOCIATES II, L.P.
a Delaware limited partnership
By DDR GLH GP Holdings LLC
Its General Partner
   By JDN QRS Inc.
   Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #16-1482437
BENDERSON-WARSAW ASSOCIATES, LLC
a New York limited liability company
By DDR GLH LLC
Its Managing Member
   By JDN QRS Inc.
   Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #16-1546434
BFW/PIKE ASSOCIATES, LLC
a New York limited liability company
By DDR GLH LLC
Its Managing Member
   By JDN QRS Inc.
   Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

March 10, 2006

EIN #20-0947291
BG ALDEN STOP, LLC
a New York limited liability company
By DDR GLH LLC
Its Managing Member
   By JDN QRS Inc.
   Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-0953603
BG ARCADE STOP, LLC
a New York limited liability company
By DDR GLH LLC
Its Managing Member
   By JDN QRS Inc.
   Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-0972105
BG ARLINGTON ROAD, LLC
a Florida limited liability company
By JDN QRS Inc.
Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-0954868
BG BCF, LLC
a New York limited liability company
By JDN QRS Inc.
Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-0955006
BG BEAR ROAD, LLC
a New York limited liability company
By DDR GLH LLC
Its Managing Member
   By JDN QRS Inc.
   Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-0955156
BG BEAR ROAD II, LLC
a New York limited liability company
By DDR GLH LLC
Its Managing Member
   By JDN QRS Inc.
   Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-1064968
BG BIG FLATS I, LLC
a New York limited liability company
By BG Big Flats, LLC
Its Managing Member
  By DDR GLH LLC
  Its Managing Member
     By JDN QRS Inc.
     Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-1064980
BG BIG FLATS II-III, LLC
a New York limited liability company
By BG Big Flats II-III SPE LLC
Its Managing Member
   By JDN QRS Inc.
   Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

March 10, 2006

EIN #20-1064993
BG BIG FLATS IV, LLC
a New York limited liability company
By BG Big Flats IV SPE LLC
Its Managing Member
   By JDN QRS Inc.
   Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-0965839
BG BOULEVARD, LLC
a New York limited liability company
By DDR GLH LLC
Its Managing Member
   By JDN QRS Inc.
   Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-0974167
BG BOULEVARD II, LLC
a New York limited liability company
By BG Boulevard, LLC
Its Managing Member
  By DDR GLH LLC
  Its Managing Member
     By JDN QRS Inc.
     Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-0960825
BG BOULEVARD III, LLC
a New York limited liability company
By BG Boulevard, LLC
Its Managing Member
  By DDR GLH LLC
  Its Managing Member
     By JDN QRS Inc.
     Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-1793590
BG CANANDAIGUA LLC
a Delaware limited liability company
By JDN QRS Inc.
Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-0973332
BG CHILI, LLC
a New York limited liability company
By DDR GLH LLC
Its Managing Member
   By JDN QRS Inc.
   Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-0960665
BG CULVER RIDGE, LLC
a New York limited liability company
By DDR GLH LLC
Its Managing Member
   By JDN QRS Inc.
   Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-0965963
BG D & L STOP, LLC
a New York limited liability company
By DDR GLH LLC
Its Managing Member
   By JDN QRS Inc.
   Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

March 10, 2006

EIN #20-0966012
BG DANSVILLE STOP, LLC
a New York limited liability company
By DDR GLH LLC
Its Managing Member
   By JDN QRS Inc.
   Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-0966075
BG DEL-ARROW, LLC
a New York limited liability company
By JDN QRS Inc.
Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-0966151
BG DEL-TON, LLC
a New York limited liability company
By JDN QRS Inc.
Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-1260808
BG DELAWARE CONSUMER SQUARE LLC
a Delaware limited liability company
By BG Delaware Holdings LLC
Its Managing Member
   By JDN QRS Inc.
   Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-1259965
BG DELAWARE HOLDINGS LLC
a Delaware limited liability company
By JDN QRS Inc.
Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-0966240
BG DEWITT M & CEC, LLC
a New York limited liability company
By DDR GLH LLC
Its Managing Member
   By JDN QRS Inc.
   Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-0966545
BG EASTWOOD, LLC
a New York limited liability company
By DDR DownREIT LLC
Its Sole Member
   By Developers Diversified Realty Corporation
   Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-0996655
BG FAIRVIEW SQUARE, LLC
a Virginia limited liability company
By DDR GLH LLC
Its Managing Member
   By JDN QRS Inc.
   Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-0966950
BG GREECE, LLC
a New York limited liability company
By DDR GLH LLC
Its Managing Member
   By JDN QRS Inc.
   Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

March 10, 2006

EIN #20-0966999
BG HAMBURG HD, LLC
a New York limited liability company
By JDN QRS Inc.

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-0967050
BG HAMBURG SJB, LLC
a New York limited liability company
By DDR GLH LLC
Its Managing Member
   By JDN QRS Inc.
   Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-0967114
BG HAMBURG VILLGE, LLC
a New York limited liability company
By DDR GLH LLC
Its Managing Member
   By JDN QRS Inc.
   Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-0967194
BG HEN-JEF II, LLC
a New York limited liability company
By DDR GLH LLC
Its Managing Member
   By JDN QRS Inc.
   Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-0967294
BG HENRIETTA, LLC
a New York limited liability company
By JDN QRS Inc.
Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-0977751
BG HIGHLANDS, LLC
a Florida limited liability company
By DDR GLH LLC
Its Managing Member
   By JDN QRS Inc.
   Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-0971655
BG HORIZON, LLC
a Florida limited liability company
By DDR DownREIT LLC
Its Sole Member
   By Developers Diversified Realty Corporation
   Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-0967363
BG KELLOGG STOP, LLC
a New York limited liability company
By DDR GLH LLC
Its Managing Member
   By JDN QRS Inc.
   Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

March 10, 2006

EIN #20-0967495
BG LOCKPORT II, LLC
a New York limited liability company
By DDR GLH LLC
Its Managing Member
   By JDN QRS Inc.
   Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-0967637
BG MAPLE ROAD, LLC
a New York limited liability company
By DDR GLH LLC
Its Managing Member
   By JDN QRS Inc.
   Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-0967897
BG MCKINLEY, LLC
a New York limited liability company
By JDN QRS Inc.
Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-0967731
BG MCKINLEY II, LLC
a New York limited liability company
By JDN QRS Inc.
Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-1421985
BG MEADOWS SQUARE LLC
a Delaware limited liability company
By JDN QRS Inc.
Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-0967948
BG MID CITY I, LLC
a New York limited liability company
By JDN QRS Inc.
Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-0968023
BG MID CITY II, LLC
a New York limited liability company
By JDN QRS Inc.
Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-0968079
BG MID CITY III, LLC
a New York limited liability company
By JDN QRS Inc.
Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-0968301
BG MILESTRIP, LLC
a New York limited liability company
By JDN QRS Inc.
Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-0968348
BG MILESTRIP II, LLC
a New York limited liability company
By JDN QRS Inc.
Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

March 10, 2006

EIN #20-0974783
BG M-K, LLC
a New York limited liability company
By DDR GLH LLC
Its Managing Member
   By JDN QRS Inc.
   Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-0968479
BG MOHAWK STOP, LLC
a New York limited liability company
By DDR GLH LLC
Its Managing Member
   By JDN QRS Inc.
   Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-0977692
BG MONMOUTH, LLC
a New Jersey limited liability company
By DDR GLH LLC
Its Managing Member
   By JDN QRS Inc.
   Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-0968655
BG NIAGARA HD, LLC
a New York limited liability company
By JDN QRS Inc.
Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-0977885
BG NORTH CHARLESTON, LLC
a South Carolina limited liability company
By BG North Charleston SPE LLC
Its Managing Member
   By JDN Realty Corporation
   Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-0968823
BG ODP TONAWANDA, LLC
a New York limited liability company
By DDR GLH LLC
Its Managing Member
   By JDN QRS Inc.
   Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-0968874
BG OLEAN, LLC
a New York limited liability company
By DDR GLH LLC
Its Managing Member
   By JDN QRS Inc.
   Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-0968972
BG ONTARIO STOP, LLC
a New York limited liability company
By DDR GLH LLC
Its Managing Member
   By JDN QRS Inc.
   Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

March 10, 2006

EIN #20-0977807
BG ORLAND PARK HD, LLC
a Illinois limited liability company
By DDR GLH LLC
Its Managing Member
   By JDN QRS Inc.
   Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-0972701
BG OUTER LOOP, LLC
a Kentucky limited liability company
By JDN QRS Inc.
Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-0969004
BG PANORAMA, LLC
a New York limited liability company
By JDN QRS Inc.
Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-0970619
BG PINE PLAZA, LLC
a New York limited liability company
By JDN QRS Inc.
Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-0970624
BG PORTAGE STOP, LLC
a New York limited liability company
By DDR GLH LLC
Its Managing Member
   By JDN QRS Inc.
   Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-1316075
BG ROBINSON ROAD LLC
a New York limited liability company
By JDN QRS Inc.
Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-1443218
BG ROTONDA LLC
a Delaware limited liability company
By JDN QRS Inc.
Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-0970659
BG SENECA RIDGE, LLC
a New York limited liability company
By DDR GLH LLC
Its Managing Member
   By JDN QRS Inc.
   Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-0970672
BG SHERIDAN-DELAWARE, LLC
a New York limited liability company
By DDR GLH LLC
Its Managing Member
   By JDN QRS Inc.
   Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-0970710
BG SHERIDAN-HARLEM II, LLC
a New York limited liability company
By JDN QRS Inc.
Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

March 10, 2006

EIN #20-0970792
BG SOUTHSIDE, LLC
a New York limited liability company
By BG Southside SPE LLC
Its Managing Member
   By JDN Realty Corporation
   Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #06-1723726
BG THRUWAY, LLC
a Delaware limited liability company
By JDN QRS Inc.
Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-0972957
BG TOLEDO, LLC
an Ohio limited liability company
By DDR GLH LLC
Its Managing Member
   By JDN QRS Inc.
   Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-0970893
BG TRANSIT JA II, LLC
a New York limited liability company
By DDR GLH LLC
Its Managing Member
   By JDN QRS Inc.
   Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-0972767
BG TURFWAY, LLC
a Kentucky limited liability company
By JDN QRS Inc.
Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-0973184
BG UNION TOWN, LLC
a North Carolina limited liability company
By JDN BG Union Town LLC
Its Managing Member
   By JDN QRS Inc.
   Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-1260993
BG UP LLC
a Delaware limited liability company
By BG M-K, LLC
Its Managing Member
  By DDR GLH LLC
  Its Managing Member
    By JDN QRS Inc.
    Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
       David E. Weiss, Vice President

EIN #20-1189875
BG VILLAGE LLC
a Delaware limited liability company
By JDN QRS Inc.
Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

March 10, 2006

EIN #20-0977634
BG WALKER, LLC
a Michigan limited liability company
By DDR DownREIT LLC
Its Sole Member
   By Developers Diversified Realty Corporation
   Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-0971446
BG WEST SENECA HD, LLC
a New York limited liability company
By DDR GLH LLC
Its Managing Member
   By JDN QRS Inc.
   Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-0971489
BG WILLIAMSVILLE, LLC
a New York limited liability company
By DDR GLH LLC
Its Managing Member
   By JDN QRS Inc.
   Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-1100703
BG WNF LLC
a Delaware limited liability company
By JDN QRS Inc.
Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #16-1584616
BUFFALO-BROAD ASSOCIATES, LLC
an Ohio limited liability company
By DDR DownREIT LLC
Its Sole Member
   By Developers Diversified Realty Corporation
   Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #16-1613633
BUFFALO-DEWITT ASSOCIATES, LLC
a New York limited liability company
By JDN Realty Corporation
Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #16-1545054
BUFFALO-ELMWOOD ASSOCIATES, LLC
a New York limited liability company
By Buffalo-Elmwood SPE, LLC
Its Managing Member
  By DDR GLH LLC
  Its Managing Member
    By JDN QRS Inc.
    Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #16-1564527
BUFFALO-ITHACA ASSOCIATES, LLC
a New York limited liability company
By DDR GLH LLC
Its Managing Member
   By JDN QRS Inc.
   Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

March 10, 2006

EIN #16-1564527
BUFFALO-ITHACA ASSOCIATES I, LLC
a New York limited liability company
By Buffalo-Ithaca Associates, LLC
Its Managing Member
  By DDR GLH LLC
  Its Managing Member
    By JDN QRS Inc.
    Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #06-1723738
BUFFALO-LEROY HOLDINGS LLC
a Delaware limited liability company
By JDN QRS Inc.
Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #52-2382860
BUFFALO-MOORESVILLE, LLC
a New York limited liability company
By Buffalo-Post Falls Associates, L.L.C.
Its Managing Member
  By JDN Mooresville LLC
  Its Managing Member
    By JDN Realty Corporation
    Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #16-1590915
BUFFALO-NISKAYUNA ASSOCIATES, LLC
a New York limited liability company
By DDR GLH LLC
Its Managing Member
   By JDN QRS Inc.
   Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #54-1549019
BUFFALO-NORFOLK ASSOCIATES, L.L.P.
a Virginia limited liability partnership
By DDR GLH Buffalo-Norfolk Holdings LLC
Its General Partner
   By JDN QRS Inc.
   Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #16-1599403
BUFFALO-SPRINGVILLE ASSOCIATES, LLC
a New York limited liability company
By DDR GLH LLC
Its Managing Member
   By JDN QRS Inc.
   Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #16-1549914
BUFFALO-SUNSET RIDGE ASSOCIATES, LLC
a New York limited liability company
By DDR GLH LLC
Its Managing Member
   By JDN QRS Inc.
   Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #16-1605681
BUFFALO-WESTGATE ASSOCIATES, LLC
a New York limited liability company
By Buffalo-Westgate SPE, LLC
Its Managing Manager
  By JDN Westgate LLC
  Its Managing Member
    By JDN Realty Corporation
    Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

March 10, 2006

EIN #06-1723741
DDR GLH FREEDOM PLAZA LLC
a Delaware limited liability company
By JDN QRS Inc.
Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-1101682
DDR GLH HANOVER TRUST
a Delaware business trust
By Developers Diversified Realty Corporation
Its Sole Trustee

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-1111274
DDR GLH MARKETPLACE PLAZA LLC
a Delaware limited liability company
By JDN QRS Inc.
Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-1102757
DDR GLH LLC
a Delaware limited liability company
By JDN QRS Inc.
Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #16-1549913
HWWM ASSOCIATES, LLC
a New York limited liability company
By BG Thruway LLC
Its Managing Member
   By JDN QRS Inc.
   Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #61-1470368
JDN QRS INC.
a New York corporation

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #43-2004641
VICTOR SQUARE SPE, LLC
a New York limited liability company
By Victor Square SPE I LLC
Its Managing Member
    By JDN QRS Inc.
    Its Managing Member

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-1999230
DDR ATLANTICO LLC, S.E.
a Delaware limited liability company

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-2000821
DDR CAMINO REAL LLC, S.E.
a Delaware limited liability company

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-1998129
DDR CARIBBEAN LLC
a Delaware limited liability company

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-1998282
DDR CARIBBEAN PROPERTY MANAGEMENT LLC
a Delaware limited liability company

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

March 10, 2006

EIN #20-2000903
DDR CAYEY LLC, S.E.
a Delaware limited liability company

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-2000405
DDR CRP PORTFOLIO LLC, S.E.
a Delaware limited liability company

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-2000510
DDR CRP I PORTFOLIO LLC, S.E.
a Delaware limited liability company

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-2000619
DDR CRP II PORTFOLIO LLC, S.E.
a Delaware limited liability company

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-1999040
DDR CRV PORTFOLIO LLC, S.E.
a Delaware limited liability company

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-2000702
DDR DEL SOL LLC, S.E.
a Delaware limited liability company

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-2000993
DDR ESCORIAL LLC, S.E.
a Delaware limited liability company

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-1998749
DDR FAJARDO LLC, S.E.
a Delaware limited liability company

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-1998920
DDR GUAYAMA WM LLC, S.E.
a Delaware limited liability company

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-2090398
DDR HAMILTON LLC, S.E.
a Delaware limited liability company

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-2001086
DDR ISABELA LLC, S.E.
a Delaware limited liability company

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-1998440
DDR MPR PORTFOLIO LLC, S.E.
a Delaware limited liability company

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

March 10, 2006

EIN #20-1998536
DDR NORTE LLC, S.E.
a Delaware limited liability company

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-1998650
DDR OESTE LLC, S.E.
a Delaware limited liability company

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-2001183
DDR PALMA REAL LLC, S.E.
a Delaware limited liability company

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-1998366
DDR PR VENTURES LLC, S.E.
a Delaware limited liability company

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-2051163
DDR PR VENTURES II LLC
a Delaware limited liability company

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-2000254
DDR REXVILLE LLC, S.E.
a Delaware limited liability company

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-2000323
DDR RIO HONDO LLC, S.E.
a Delaware limited liability company

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-1999125
DDR SENORIAL LLC, S.E.
a Delaware limited liability company

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

EIN #20-1998839
DDR VEGA BAJA LLC, S.E.
a Delaware limited liability company

By: /s/ David E. Weiss
    ---------------------------------
    David E. Weiss, Vice President

                        EXHIBIT A TO SUBSIDIARY GUARANTY

                           FORM OF JOINDER TO GUARANTY

     THIS JOINDER is executed by __________, a __________ ("Subsidiary"), which hereby agrees as follows:

     1. All capitalized terms used herein and not defined in this Joinder shall have the meanings provided in that certain Subsidiary Guaranty (the "Guaranty") dated as of __________, 200__ executed for the benefit of JPMorgan Chase Bank, N.A., as Administrative Agent for itself and certain other lenders, with respect to a loan from the Lenders to Developers Diversified Realty Corporation ("Borrower").

     2. As required by the Loan Agreement described in the Guaranty, Subsidiary is executing this Joinder to become a party to the Guaranty.

     3. Each and every term, condition, representation, warranty, and other provision of the Guaranty, by this reference, is incorporated herein as if set forth herein in full and the undersigned agrees to fully and timely perform each and every obligation of a Subsidiary Guarantor under such Guaranty.

                            [INSERT SIGNATURE BLOCK]


                                       S-1